                        SEMIANNUAL REPORT / JUNE 30 1999


                                 AIM VALUE FUND

                                 [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                         -----------------------------

                   THE ANTIQUE DEALER BY HEINRICH EDE (1846)

             ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES THAT

           MAY APPRECIATE IN VALUE OVER TIME. FINE ANTIQUES DEVELOP

              A PATINA THAT CANNOT BE DUPLICATED, BUT BUILDS ONLY

           WITH TIME. LIKE ANTIQUE COLLECTING, INVESTING ALSO TAKES

                   PATIENCE AND AN EYE FOR INTRINSIC VALUE.

                         -----------------------------


AIM Value Fund seeks long-term growth of capital by investing primarily in stocks that are considered by the fund's investment advisor to be undervalued relative to the stock market as a whole.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. It is compiled by Lipper, Inc., an independent mutual-fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                                AIM VALUE FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:
 [PHOTO OF
Charles T.         With only several months remaining in 1999, the question on
  Bauer,           many of your minds may be, "How will the year 2000 computer
Chairman of        issue affect AIM and my investments?" We would like you to
the Board of       feel comfortable. We are pleased to be able to report to you
  THE FUND         that as of June 1999 we achieved a major milestone toward
APPEARS HERE]      year 2000 compliance status: we have successfully completed the testing of all of our mission-critical systems.
                       Earlier this year, AIM participated in an industrywide
                   test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                   Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                       The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.

                         -----------------------------

                            THE FINANCIAL INDUSTRY

                              HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                         -----------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.




                                AIM VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



AIM VALUE FUND OUTPACES
BENCHMARK INDEXES

HOW DID AIM VALUE FUND PERFORM DURING THE PAST SIX MONTHS?
The fund continued its stellar performance. For the six-month period ended
June 30, 1999, the fund's Class A shares returned 14.53%, Class B shares 14.09% and Class C shares 14.06%. These returns are at net asset value and exclude sales charges. This performance beat the S&P 500, which rose 12.38% over the reporting period. The fund also outperformed its peers, represented by the 11.89% return of the Lipper Growth Funds Index. The fund remains AIM's largest, with assets climbing from $18.7 billion as of December 31, 1998, to $23.2 billion at the end of June.

WHAT WERE THE MAJOR MARKET TRENDS DURING THE REPORTING PERIOD?
Interest-rate changes and earnings surprises were the major factors driving the equity markets. In late 1998, the Federal Reserve Board (the Fed) lowered interest rates and spurred a market rally. That rally continued in 1999, and the Dow crossed the 11,000 threshold during the reporting period. In April, concerns about interest rates shook the markets when the Consumer Price Index revealed an unexpected increase in inflation. In May, the Fed hinted that it may raise interest rates, and at its June 30 meeting, it increased the federal funds rate from 4.75% to 5%, leaving the discount rate unchanged. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating that it planned no further rate hikes in the near future. The announcement sparked a "relief rally" in the markets.
    The earnings landscape changed drastically over the first six months of 1999. For most of 1998, earnings reached a plateau for many companies, and the market favored large-company growth stocks. In the first quarter of 1999, positive earnings broadened across a wide spectrum of companies, surprising many analysts and forcing them to revise their estimates. Investors started looking beyond large companies toward a much broader array of stocks. Value stocks--those considered to be undervalued relative to the stock market as a whole--returned to favor, as did small and mid-cap stocks.

WHY DID AIM VALUE FUND PERFORM SO WELL?
The fund remained diversified in a market in which diversification paid. We continued to invest in stocks of winning companies with strong current earnings trends and reasonable stock-price valuations. The fund benefited from its broad range of investments in telecommunications, computers, insurance, retail and other sectors. In the high-tech arena,


                         -----------------------------

                           WE CONTINUED TO INVEST IN

                          STOCKS OF WINNING COMPANIES

                              WITH STRONG CURRENT

                        EARNINGS TRENDS AND REASONABLE

                            STOCK-PRICE VALUATIONS.

                         -----------------------------


===============================================================================
AIM VALUE FUND VS. BENCHMARK INDEXES
-------------------------------------------------------------------------------

As of 6/30/99
Six-month total returns, excluding sales charges

BAR CHART
14.53% Class A Shares
14.09% Class B Shares
14.06% Class C Shares
12.38% S&P 500
11.89% Lipper Growth Funds Index
===============================================================================

LIPPER RANKINGS
As of 6/30/99

===============================================================================
AIM VALUE FUND, CLASS A SHARES
-------------------------------------------------------------------------------

             RANK VS.      PERCENTILE
PERIOD   ALL GROWTH FUNDS     RANK

 15 years    12 of 111         11%
 10 years    10 of 172          6%
  5 years   121 of 399         31%
  1 year  168 of 1,063         16%

                 Fund percentage rankings are vs. all funds in
                  the Lipper growth fund category, excluding
                sales charges and including fees and expenses.

===============================================================================


          See important fund and index disclosures inside front cover.

                                AIM VALUE FUND

                     SEMIANNUAL REPORT / MANAGER'S OVERVIEW



PORTFOLIO COMPOSITION

As of June 30, 1999, based on total net assets

=====================================================================================================================
 TOP 10 HOLDINGS                                             TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------
 1. MCI WorldCom, Inc.                            5.58%      1. Telecommunications (Long Distance)            6.59%
 2. Nokia Oyj A.B.-Class A-ADR                    4.51       2. Computers (Software & Services)               6.25
 3. Pharmacia & Upjohn, Inc.                      3.43       3. Communications Equipment                      5.96
 4. American International Group, Inc.            3.29       4. Broadcasting (Television, Radio & Cable)      5.48
 5. Guidant Corp.                                 3.18       5. Computers (Hardware)                          5.16
 6. Best Buy Co., Inc.                            2.94       6. Retail (General Merchandise)                  5.04
 7. Tyco International Ltd.                       2.90       7. Financial (Diversified)                       5.04
 8. Dayton Hudson Corp.                           2.89       8. Health Care (Drugs-Major Pharmaceuticals)     3.80
 9. International Business Machines Corp.         2.60       9. Health Care (Medical Products & Supplies)     3.65
10. Microsoft Corp.                               2.43      10. Insurance (Multi-Line)                        3.61
====================================================================================================================

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

the demand for wireless telecommunications, cable TV and data transmission propelled some of the key stocks in the fund's portfolio.

WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
The stocks that made the most significant contributions to the fund's performance were Nokia, AIG, Tyco and Dayton Hudson. Finland-based Nokia is one of the fastest-growing companies in the wireless equipment and infrastructure industry. The world's largest cellular-phone maker has developed a promising technology called WAP (wireless application protocol) as a new standard for delivering Internet content to cellular phones. During the six months covered by this report, its stock price almost doubled.
    AIG is an insurance powerhouse. Its acquisition of annuities company SunAmerica took effect on January 1, 1999, giving AIG a foothold in the worldwide retirement-savings business. AIG's stock rose about 30% over the reporting period.
    Dayton Hudson's Target stores continue to perform well, offering more upscale merchandise than competitors Wal-Mart and Kmart. Target has seen an increase in same-store sales and higher profit margins because of its favorable pricing policies.
    We like Tyco because it is a diversified corporation with leading positions in a wide array of businesses. The company has four divisions: health-care products, fire and security systems, flow-control technology (pipes, pipe fittings and tubing) and electrical components. The company has grown through acquisitions, buying nearly 100 companies and growing its earnings rapidly over the past six years.

WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?
We expect the market to continue to be volatile and choppy throughout 1999. Investors with a strong, well-defined discipline can benefit from this type of market because it gives them the opportunity to buy when the market dips and sell when it rises. We feel that the broadening of the market bodes well for actively managed funds, and we believe that AIM Value Fund's diversification allows it to take advantage of the wider opportunities available in the market.

===============================================================================
RESULTS OF A $10,000 INVESTMENT
5/1/84-6/30/99
-------------------------------------------------------------------------------
$141,470  Value Class A
$134,501  S&P 500
$101,880  Lipper Growth Funds Index
===============================================================================

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 6/30/99, including sales charges
-------------------------------------------------------------------------------
CLASS A SHARES
Inception (5/1/84)             19.09%
 10 Years                      20.52
  5 Years                      23.93
  1 Year                       21.16*

*28.21%, excluding sales charges

CLASS B SHARES
Inception (10/18/93)           20.13%
  5 Years                      24.14
  1 Year                       22.21**

**27.21%, excluding CDSC

CLASS C SHARES
Inception (8/4/97)             23.78%
  1 Year                       26.16***

***27.16%, excluding CDSC

Past performance cannot guarantee comparable future results.
===============================================================================

               MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-
                TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE
              TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                              PERFORMANCE SHOWN.


         See important fund and index disclosures inside front cover.

                                AIM VALUE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



THE WORLD ACCORDING TO GARP


GARP isn't just a character played by Robin Williams; it's an important investment discipline for AIM fund managers. GARP, or Growth at a Reasonable Price, combines AIM's growth and value investment strategies.

WHAT IS AN INVESTMENT DISCIPLINE?
It's a clearly defined strategy for selecting securities. Our investment discipline:
o   follows a proven, systematic investment process
o   relies on historical data instead of big-picture forecasts and
o   takes the emotion out of investment decisions.
    We believe that following a consistent investment discipline is the best way to seek superior results over time.

WHAT IS AIM'S GARP DISCIPLINE?
With GARP, we look for undervalued stocks that have what it takes to produce real growth - earnings acceleration. Earnings are a tangible measure of a company's growth, and they reveal much more about a company than its stock price.

STOCKS WE SELECT SHOW:
o GROWTH IN EARNINGS. We believe earnings drive stock prices. Can the company sustain earnings growth in the future?
o MOMENTUM IN EARNINGS. Momentum helps us determine when to buy and sell a stock.
o VALUE OF EARNINGS. Return and risk are both important. It doesn't always pay to buy a stock just because it's cheap. We look for stocks that have a low price-to-earnings ratio compared with their projected growth rate.

WHY GARP?
We believe that stocks purchased at a discount relative to their potential for growth and the underlying value of the company may realize greater rewards once earnings start to rise. This performance often comes from a change in management, a new product or some other catalyst - factors we study carefully.

FOUR BASIC RULES TO GARP

1. Remain fully invested at all times.
2. Focus on individual companies rather than industries, sectors or countries.
3. Strive to find the best earnings at attractive prices.
4. Maintain a strong sell discipline.


                              PICTURE OF ED LARSEN

                    ---------------------------------------
       "THE KEY TO LONG-TERM SUCCESSFUL INVESTMENT RESULTS IN A CONSIS-

        TENT FOCUS ON DISCIPLINE. WE'VE APPLIED OUR DISCIPLINES THROUGH

       BULL AND BEAR MARKETS AND FIRMLY BELIEVE IN THEIR EFFECTIVENESS."
                    ---------------------------------------

       ED LARSEN, CHIEF EQUITY OFFICER



                                 AIM VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-86.21%

AUTOMOBILES-0.90%

Ford Motor Co.                      3,700,000   $   208,818,750
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.36%

Chase Manhattan Corp. (The)         6,300,000       545,737,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.48%

Cablevision Systems Corp.-Class
  A(a)                                621,000        43,470,000
---------------------------------------------------------------
Comcast Corp.-Class A               9,347,000       359,275,313
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)(b)                          11,089,500       408,232,219
---------------------------------------------------------------
MediaOne Group, Inc.(a)             6,166,200       458,611,125
---------------------------------------------------------------
                                                  1,269,588,657
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.11%

Monsanto Co.                        6,500,000       256,343,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.44%

Comverse Technology, Inc.(a)        1,025,000        77,387,500
---------------------------------------------------------------
Lucent Technologies, Inc.           1,700,000       114,643,750
---------------------------------------------------------------
Motorola, Inc.                      1,482,300       140,447,925
---------------------------------------------------------------
                                                    332,479,175
---------------------------------------------------------------

COMPUTERS (HARDWARE)-5.16%

Dell Computer Corp.(a)              1,400,000        51,800,000
---------------------------------------------------------------
Gateway, Inc.(a)                    4,240,000       250,160,000
---------------------------------------------------------------
International Business Machines
  Corp.                             4,666,400       603,132,200
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)        4,200,000       289,275,000
---------------------------------------------------------------
                                                  1,194,367,200
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.11%

Cisco Systems, Inc.(a)(b)             400,000        25,800,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.87%

EMC Corp.(a)(b)                     1,100,000        60,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                           2,136,800       141,162,350
---------------------------------------------------------------
                                                    201,662,350
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-6.25%

BMC Software, Inc.(a)               6,715,300       362,626,200
---------------------------------------------------------------
Microsoft Corp.(a)                  6,250,000       563,671,875
---------------------------------------------------------------
Unisys Corp.(a)                    13,402,500       521,859,844
---------------------------------------------------------------
                                                  1,448,157,919
---------------------------------------------------------------

CONSUMER FINANCE-0.48%

Providian Financial Corp.           1,200,000       112,200,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.39%

Cardinal Health, Inc.               1,400,000        89,775,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
ELECTRICAL EQUIPMENT-2.05%

General Electric Co.                3,500,000   $   395,500,000
---------------------------------------------------------------
Solectron Corp.(a)                  1,200,000        80,025,000
---------------------------------------------------------------
                                                    475,525,000
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.11%

Waters Corp.(a)                       500,000        26,562,500
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.16%

Texas Instruments, Inc.               252,400        36,598,000
---------------------------------------------------------------

ENTERTAINMENT-2.26%

Time Warner, Inc.                   7,130,500       524,091,750
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.13%

Teradyne, Inc.(a)                     404,900        29,051,575
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.04%

American Express Co.                1,500,000       195,187,500
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                     7,350,000       325,696,875
---------------------------------------------------------------
Citigroup, Inc.                     2,100,000        99,750,000
---------------------------------------------------------------
Fannie Mae                          3,400,000       232,475,000
---------------------------------------------------------------
Freddie Mac                         5,400,000       313,200,000
---------------------------------------------------------------
                                                  1,166,309,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.52%

Bristol-Myers Squibb Co.            6,000,000       422,625,000
---------------------------------------------------------------
Warner-Lambert Co.                  5,660,000       392,662,500
---------------------------------------------------------------
                                                    815,287,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.80%

Merck & Co., Inc.                   1,150,000        85,100,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.           14,000,000       795,375,000
---------------------------------------------------------------
                                                    880,475,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.65%

Guidant Corp.(b)                   14,335,500       737,382,281
---------------------------------------------------------------
Medtronic, Inc.                     1,400,000       109,025,000
---------------------------------------------------------------
                                                    846,407,281
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.61%

Colgate-Palmolive Co.               3,777,200       372,998,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-3.61%

American International Group,
  Inc.(b)                           6,500,000       760,906,250
---------------------------------------------------------------
Hartford Financial Services
  Group, Inc. (The)                 1,285,700        74,972,381
---------------------------------------------------------------
                                                    835,878,631
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.52%

Progressive Corp.                     512,300        74,283,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

XL Capital Ltd.                       800,000   $    45,200,000
---------------------------------------------------------------
                                                    119,483,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.75%

Morgan Stanley, Dean Witter,
  Discover & Co.                    1,700,000       174,250,000
---------------------------------------------------------------

LODGING-HOTELS-1.51%

Carnival Corp.                      7,000,000       339,500,000
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.          240,500        10,521,875
---------------------------------------------------------------
                                                    350,021,875
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-2.96%

Tyco International Ltd.             7,100,610       672,782,797
---------------------------------------------------------------
United Technologies Corp.             162,900        11,677,894
---------------------------------------------------------------
                                                    684,460,691
---------------------------------------------------------------

PERSONAL CARE-1.76%

Avon Products, Inc.                 7,325,000       406,537,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.25%

Xerox Corp.                           994,000        58,708,125
---------------------------------------------------------------

PUBLISHING-0.28%

Dow Jones & Co., Inc.               1,200,000        63,675,000
---------------------------------------------------------------

RESTAURANTS-1.88%

McDonald's Corp.                    6,500,000       268,531,250
---------------------------------------------------------------
Tricon Global Restaurants,
  Inc.(a)                           3,100,000       167,787,500
---------------------------------------------------------------
                                                    436,318,750
---------------------------------------------------------------

RETAIL (BUILDING
  SUPPLIES)-1.52%

Lowe's Companies, Inc.              6,225,000       352,879,687
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-2.94%

Best Buy Co., Inc.(a)              10,088,200       680,953,500
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-3.50%

Albertson's, Inc.                     360,800        18,603,750
---------------------------------------------------------------
Kroger Co.(a)                      14,180,000       396,153,750
---------------------------------------------------------------
Safeway, Inc.(a)                    8,000,000       396,000,000
---------------------------------------------------------------
                                                    810,757,500
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-5.04%

Costco Companies, Inc.(a)           3,100,000       248,193,750
---------------------------------------------------------------
Dayton Hudson Corp.                10,290,400       668,876,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.               5,200,000       250,900,000
---------------------------------------------------------------
                                                  1,167,969,750
---------------------------------------------------------------

RETAIL
  (SPECIALTY-APPAREL)-0.02%

Gap, Inc. (The)                        92,100         4,639,537
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.81%

Omnicom Group, Inc.                 5,242,500       419,400,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
SERVICES (COMPUTER
  SYSTEMS)-0.41%

SunGard Data Systems, Inc.(a)       2,731,300   $    94,229,850
---------------------------------------------------------------

SERVICES (DATA
  PROCESSING)-1.54%

Equifax, Inc.                       1,112,600        39,705,913
---------------------------------------------------------------
First Data Corp.                    6,471,400       316,694,138
---------------------------------------------------------------
                                                    356,400,051
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.56%

Nextel Communications,
  Inc.-Class A(a)                   7,214,400       362,072,700
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-6.59%

A T & T Corp.(b)                    4,200,000       234,412,500
---------------------------------------------------------------
MCI WorldCom, Inc.(a)(b)           14,972,543     1,291,381,834
---------------------------------------------------------------
                                                  1,525,794,334
---------------------------------------------------------------

WASTE MANAGEMENT-0.88%

Waste Management, Inc.              3,800,000       204,250,000
---------------------------------------------------------------
    Total Domestic Common
      Stocks (Cost
      $13,742,692,956)                           19,966,917,763
---------------------------------------------------------------

FOREIGN STOCKS-5.69%

FINLAND-4.52%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           46,000         4,029,646
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)       11,400,000     1,043,812,500
---------------------------------------------------------------
                                                  1,047,842,146
---------------------------------------------------------------

UNITED KINGDOM-1.17%

Vodafone Airtouch PLC-ADR
  (Telecommunications-Cellular/Wireless)    1,075,000     211,775,000
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                        7,000,000        59,196,069
---------------------------------------------------------------
                                                    270,971,069
---------------------------------------------------------------
    Total Foreign Stocks (Cost
      $511,810,988)                               1,318,813,215
---------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT
MASTER NOTE AGREEMENT-0.16%

Citicorp Securities, Inc.,
  6.25%, 07/26/99 (Cost
  $36,000,000)(c)                $ 36,000,000        36,000,000
---------------------------------------------------------------

TIME DEPOSITS-3.80%

Bank of Austria, 5.75%,
  07/01/99                         95,494,982   $    95,494,982
---------------------------------------------------------------
Commerzbank, 4.75%, 07/01/99      400,000,000       400,000,000
---------------------------------------------------------------
LaSalle Bank, 5.1875%, 07/01/99   184,198,697       184,198,697
---------------------------------------------------------------
Warburg Dillon Read LLC, 5.00%,
  07/01/99                        200,000,000       200,000,000
---------------------------------------------------------------
    Total Time Deposits (Cost
      $879,693,679)                                 879,693,679
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-4.27%(D)

Barclays Capital, Inc., 4.95%,
  07/01/99(e)                    $138,852,341   $   138,852,341
---------------------------------------------------------------
Bear, Stearns & Co., Inc.,
  5.00%(f)                        200,000,000       200,000,000
---------------------------------------------------------------
Bear, Stearns & Co., Inc.,
  5.00%(g)                        347,000,000       347,000,000
---------------------------------------------------------------
Deutsche Bank Securities, Inc.,
  5.02%(h)                        150,000,000       150,000,000
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-(CONTINUED)

Warburg Dillon Read LLC, 5.10%,
  07/01/99(i)                    $154,117,246   $   154,117,246
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $989,969,587)                           989,969,587
---------------------------------------------------------------
TOTAL INVESTMENTS-100.13%                        23,191,394,244
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.13%)                                    (29,873,013)
---------------------------------------------------------------
NET ASSETS-100.00%                              $23,161,521,232
===============================================================

Notes to Schedule of Investments.

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon two days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/99.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/99 with a maturing value of $291,645,791. Collateralized by U.S. Government obligations.
(f) Open repurchase agreement entered into 09/29/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by U.S. Government obligations with an aggregate market value at 06/30/99 of $256,706,824.
(g) Open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by U.S. Government obligations with an aggregate market value at 06/30/99 of $355,207,230.
(h) Open repurchase agreement entered into 10/02/97. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by U.S. Government obligations with an aggregate market value at 06/30/99 of $204,004,358.
(i) Joint repurchase agreement entered into 06/30/99 with a maturing value of $400,056,667. Collateralized by U.S. Government obligations.

Investment Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $16,160,167,210)                         $23,191,394,244
----------------------------------------------------------
Receivables for:
  Investments sold                              99,006,610
----------------------------------------------------------
  Fund shares sold                              61,298,363
----------------------------------------------------------
  Dividends and interest                         6,043,127
----------------------------------------------------------
  Forward contracts closed                       2,009,550
----------------------------------------------------------
Forward contracts                               27,279,963
----------------------------------------------------------
Investment for deferred compensation plan          142,693
----------------------------------------------------------
Other assets                                       402,148
----------------------------------------------------------
    Total assets                            23,387,576,698
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        130,160,122
----------------------------------------------------------
  Fund shares reacquired                        42,507,603
----------------------------------------------------------
  Deferred compensation plan                       142,693
----------------------------------------------------------
Options written (Premiums received
  $28,654,623)                                  18,603,125
----------------------------------------------------------
Accrued advisory fees                           10,967,434
----------------------------------------------------------
Accrued distribution fees                       20,141,991
----------------------------------------------------------
Accrued transfer agent fees                      2,475,073
----------------------------------------------------------
Accrued trustees' fees                              17,700
----------------------------------------------------------
Accrued operating expenses                       1,039,725
----------------------------------------------------------
    Total liabilities                          226,055,466
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $23,161,521,232
----------------------------------------------------------

NET ASSETS:

Class A                                    $10,750,474,984
==========================================================
Class B                                    $11,930,604,187
==========================================================
Class C                                    $   480,442,061
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        233,562,314
==========================================================
Class B                                        266,510,969
==========================================================
Class C                                         10,728,236
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         46.03
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $46.03 / 94.50%)   $         48.71
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         44.77
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         44.78
==========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $1,003,035 foreign
  withholding tax)                          $   54,986,556
----------------------------------------------------------
Interest                                        48,713,252
----------------------------------------------------------
    Total investment income                    103,699,808
----------------------------------------------------------

EXPENSES:

Advisory fees                                   64,521,881
----------------------------------------------------------
Administrative services fees                       238,729
----------------------------------------------------------
Custodian fees                                     462,506
----------------------------------------------------------
Distribution fees -- Class A                    12,062,935
----------------------------------------------------------
Distribution fees -- Class B                    53,128,974
----------------------------------------------------------
Distribution fees -- Class C                     1,646,021
----------------------------------------------------------
Trustees' fees                                      56,560
----------------------------------------------------------
Transfer agent fees -- Class A                   5,924,419
----------------------------------------------------------
Transfer agent fees -- Class B                   9,259,468
----------------------------------------------------------
Transfer agent fees -- Class C                     366,283
----------------------------------------------------------
Other                                            1,893,584
----------------------------------------------------------
    Total expenses                             149,561,360
----------------------------------------------------------
Less: Expenses paid indirectly                    (139,361)
----------------------------------------------------------
    Fees waived by advisor                      (2,327,722)
----------------------------------------------------------
    Net expenses                               147,094,277
----------------------------------------------------------
Net investment income (loss)                   (43,394,469)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FORWARD AND OPTION
  CONTRACTS:

Net realized gain from:
  Investment securities                      1,338,705,869
----------------------------------------------------------
  Foreign currencies                               374,411
----------------------------------------------------------
  Forward contracts                             62,839,403
----------------------------------------------------------
                                             1,401,919,683
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,382,351,558
----------------------------------------------------------
  Foreign currencies                                (6,734)
----------------------------------------------------------
  Forward contracts                             22,736,800
----------------------------------------------------------
  Option contracts written                       9,938,868
----------------------------------------------------------
                                             1,415,020,492
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, forward and option
    contracts                                2,816,940,175
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,773,545,706
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                 JUNE 30,           DECEMBER 31,
                                                                   1999                 1998
                                                              ---------------      ---------------
OPERATIONS:

  Net investment income (loss)                                $   (43,394,469)     $   (24,044,585)
--------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures, forward and option contracts           1,401,919,683        1,197,383,660
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, forward contracts and
    option contracts                                            1,415,020,492        3,328,905,060
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        2,773,545,706        4,502,244,135
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                  --          (18,008,475)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                  --         (539,610,813)
--------------------------------------------------------------------------------------------------
  Class B                                                                  --         (602,045,865)
--------------------------------------------------------------------------------------------------
  Class C                                                                  --          (12,727,398)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         609,306,781          439,374,153
--------------------------------------------------------------------------------------------------
  Class B                                                         838,639,701        1,179,878,726
--------------------------------------------------------------------------------------------------
  Class C                                                         224,772,574          156,203,496
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                  4,446,264,762        5,105,307,959
--------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          18,715,256,470       13,609,948,511
--------------------------------------------------------------------------------------------------
  End of period                                               $23,161,521,232      $18,715,256,470
==================================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $14,637,861,692      $12,965,142,636
--------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (43,785,898)            (391,429)
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures, forward and option contracts           1,498,890,748           96,971,065
--------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward contracts and option contracts          7,068,554,690        5,653,534,198
--------------------------------------------------------------------------------------------------
                                                              $23,161,521,232      $18,715,256,470
==================================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at June 30, 1999 were as follows:

                             CONTRACT TO
    SETTLEMENT        --------------------------                   UNREALIZED
       DATE             DELIVER       RECEIVE         VALUE       APPRECIATION
    ----------        -----------   ------------   ------------   ------------
    7/19/99      EUR  136,500,000   $145,849,786   $140,877,464   $ 4,972,322
    7/20/99      EUR  366,000,000    391,754,350    377,765,681    13,988,669
    7/21/99      EUR  101,000,000    107,427,540    104,254,624     3,172,916
    7/22/99      EUR  130,500,000    138,684,450    134,715,324     3,969,126
    7/20/99      GBP   15,000,000     24,207,000     23,646,600       560,400
    8/17/99      GBP   15,000,000     24,267,975     23,651,445       616,530
                                    ------------   ------------   -----------
                                    $832,191,101   $804,911,138   $27,279,963
                                    ============   ============   ===========

D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are paid annually.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
       The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently contractually waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended June 30, 1999, AIM waived advisory fees in the amount of $2,327,722.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $238,729 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended June 30, 1999, AFS was paid $9,047,233 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $12,062,935, $53,128,974 and $1,646,021, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,677,202 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $555,569 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1999, the Fund paid legal fees of $20,457 for services rendered by Kramer, Levin, Naftalis &

Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $129,657 and $9,704, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $139,361 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $6,757,495,714 and $5,175,488,196, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 was as follows:

Aggregate unrealized appreciation of investment securities    $7,156,006,736
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (170,503,748)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $6,985,502,988
============================================================================

Cost of investments for tax purposes is $16,205,891,256.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                      DECEMBER 31,
                                    1999                            1998
                        -----------------------------   -----------------------------
                          SHARES          AMOUNT          SHARES          AMOUNT
                        -----------   ---------------   -----------   ---------------
Sold:
 Class A                 35,812,098   $ 1,543,088,790    61,939,114   $ 2,232,305,973
-------------------------------------------------------------------------------------
 Class B                 34,871,169     1,466,691,513    44,964,399     1,587,327,551
-------------------------------------------------------------------------------------
 Class C                  6,257,394       263,920,299     4,634,085       164,861,278
-------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
 Class A                         --                --    13,921,013       529,914,065
-------------------------------------------------------------------------------------
 Class B                         --                --    15,274,620       567,695,520
-------------------------------------------------------------------------------------
 Class C                         --                --       327,964        12,197,171
-------------------------------------------------------------------------------------
Reacquired:
 Class A                (21,778,710)     (933,782,009)  (64,405,244)   (2,322,845,885)
-------------------------------------------------------------------------------------
 Class B                (15,023,068)     (628,051,812)  (27,805,340)     (975,144,345)
-------------------------------------------------------------------------------------
 Class C                   (932,032)      (39,147,725)     (590,550)      (20,854,953)
-------------------------------------------------------------------------------------
                         39,206,851   $ 1,672,719,056    48,260,061   $ 1,775,456,375
=====================================================================================

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the six months ended June 30, 1999 are summarized as follows:

                                                     CALL OPTION CONTRACTS
                                                   -------------------------
                                                   NUMBER OF      PREMIUMS
                                                   CONTRACTS      RECEIVED
                                                   ---------    ------------
Beginning of period                                   2,995     $  1,254,474
-----------------------------------------------   ---------     ------------
Written                                              56,000       36,229,869
-----------------------------------------------   ---------     ------------
Closed                                                   --               --
-----------------------------------------------   ---------     ------------
Exercised                                                --               --
-----------------------------------------------   ---------     ------------
Expired                                             (12,995)      (8,829,720)
-----------------------------------------------   ---------     ------------
End of period                                        46,000     $ 28,654,623
===============================================   =========     ============

Open call option contracts written as of June 30, 1999 were as follows:

                                              NUMBER                                     UNREALIZED
                        CONTRACT    STRIKE      OF         PREMIUM     JUNE 30, 1999    APPRECIATION
        ISSUE             MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE    (DEPRECIATION)
        -----           ---------   ------   ---------   -----------   -------------   --------------
ATXT Corp.               October       60      5,000     $2,297,423     $ 1,437,500     $   859,923
----------------------- ----------   ----     ------    -----------     -----------     -----------
American International
 Group, Inc.             August       130      2,500      1,749,592         359,375       1,590,217
----------------------- ----------   ----     ------    -----------     -----------     -----------
Cisco Systems, Inc.      October       55      4,000      3,344,048       5,025,000      (1,680,952)
----------------------- ----------   ----     ------    -----------     -----------     -----------
Cox Communications,
 Inc.-Class A           September      45     10,000      5,604,813         875,000       4,729,813
----------------------- ----------   ----     ------    -----------     -----------     -----------
EMC Corp.                July        57.5      3,000      1,831,439         431,250       1,400,189
----------------------- ----------   ----     ------    -----------     -----------     -----------
Guidant Corp.            July          75      2,500      1,437,827          31,250       1,406,577
----------------------- ----------   ----     ------    -----------     -----------     -----------
MCI WorldCom, Inc.      September      90     15,000      9,439,633       7,593,750       1,845,883
----------------------- ----------   ----     ------    -----------     -----------     -----------
Sun MicroSystems, Inc.   July        62.5      4,000      2,749,848       2,850,000        (100,152)
----------------------- ----------   ----     ------    -----------     -----------     -----------
                                              46,000    $28,454,623     $18,603,125     $10,051,498
======================= ==========   ====     ======    ===========     ===========     ===========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998 and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                           JUNE 30,                                     DECEMBER 31,
                                          -----------      ----------------------------------------------------------------------
                                             1999             1998            1997          1996(a)         1995          1994
                                          -----------      ----------      ----------      ----------    ----------    ----------
Net asset value, beginning of period      $     40.19      $    32.42      $    29.15      $    26.81    $    21.14    $    20.82
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
Income from investment operations:
 Net investment income                           0.00            0.09            0.17            0.43          0.14          0.16
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
 Net gains on securities (both realized
   and unrealized)                               5.84           10.38            6.78            3.42          7.21          0.52
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
   Total from investment operations              5.84           10.47            6.95            3.85          7.35          0.68
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
Less distributions:
 Dividends from net investment income              --           (0.09)          (0.04)          (0.41)        (0.09)        (0.16)
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
 Distributions from net realized gains             --           (2.61)          (3.64)          (1.10)        (1.59)        (0.20)
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
   Total distributions                             --           (2.70)          (3.68)          (1.51)        (1.68)        (0.36)
---------------------------------------   -----------      ----------      ----------      ----------    ----------    ----------
Net asset value, end of period            $     46.03      $    40.19      $    32.42      $    29.15    $    26.81    $    21.14
=======================================   ===========      ==========      ==========      ==========    ==========    ==========
Total return(b)                                 14.53%          32.76%          23.95%          14.52%        34.85%         3.28%
=======================================   ===========      ==========      ==========      ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                                 $10,750,475      $8,823,094      $6,745,253      $5,100,061    $3,408,952    $1,358,725
=======================================   ===========      ==========      ==========      ==========    ==========    ==========
Ratio of expenses to average net
 assets(c)                                       1.00%(d)        1.00%           1.04%           1.11%         1.12%         0.98%
=======================================   ===========      ==========      ==========      ==========    ==========    ==========
Ratio of net investment income to
 average net assets(e)                           0.00%(d)        0.26%           0.57%           1.65%         0.74%         0.92%
=======================================   ===========      ==========      ==========      ==========    ==========    ==========
Portfolio turnover rate                            28%            113%            137%            126%          151%          127%
=======================================   ===========      ==========      ==========      ==========    ==========    ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% (annualized), 1.02%, 1.06%, 1.13% and 1.13% for 1999-1995, respectively.
(d) Ratios are annualized and based on average net assets of $9,730,323,535.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.02)% (annualized), 0.24%, 0.55%, 1.63% and 0.73% for 1999-1995, respectively.

                                                                      CLASS B                                          CLASS C
                                  --------------------------------------------------------------------------------     --------
                                                                           DECEMBER 31,
                                   JUNE 30,      -----------------------------------------------------------------     JUNE 30,
                                     1999           1998           1997        1996(a)         1995         1994         1999
                                  -----------    ----------     ----------    ----------    ----------    --------     --------
Net asset value, beginning of
 period                           $     39.24    $      31.89    $    28.92    $    26.65    $    21.13    $  20.82    $  39.26
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
Income from investment
 operations:
 Net investment income (loss)           (0.16)          (0.18)        (0.07)         0.20         (0.01)         --       (0.12)
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
 Net gains (losses) on
   securities (both realized and
   unrealized)                           5.69           10.14          6.68          3.38          7.12        0.51        5.64
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
     Total from investment
       operations                        5.53            9.96          6.61          3.58          7.11        0.51        5.52
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
Less distributions:
 Dividends from net investment
   income                                  --              --            --         (0.21)           --                      --
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
 Distributions from net realized
   gains                                   --           (2.61)        (3.64)        (1.10)        (1.59)      (0.20)         --
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
     Total distributions                   --           (2.61)        (3.64)        (1.31)        (1.59)      (0.20)         --
--------------------------------  -----------    ------------    ----------    ----------    ----------    --------    --------
Net asset value, end of period    $     44.77    $      39.24    $    31.89    $    28.92    $    26.65    $  21.13    $  44.78
================================  ===========    ============    ==========    ==========    ==========    ========    ========
Total return(b)                         14.09%          31.70%        22.96%        13.57%        33.73%       2.46%      14.06%
================================  ===========    ============    ==========    ==========    ==========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                         $11,930,604    $ 19,680,068    $6,831,796    $4,875,933    $2,860,531    $680,119    $480,442
================================  ===========    ============    ==========    ==========    ==========    ========    ========
Ratio of expenses to average net
 assets(c)                               1.81%(d)        1.80%         1.85%         1.94%         1.94%       1.90%       1.80%(d)
================================  ===========    ============    ==========    ==========    ==========    ========    ========
Ratio of net investment income
 (loss) to average net assets(e)        (0.80)%(d)      (0.54)%       (0.24)%        0.82%        (0.08)%      0.00%      (0.79)%(d)
================================  ===========    ============    ==========    ==========    ==========    ========    ========
Portfolio turnover rate                    28%            113%          137%          126%          151%        127%         28%
================================  ===========    ============    ==========    ==========    ==========    ========    ========

                                          CLASS C
                                  ------------------------
                                        DECEMBER 31,
                                  ------------------------
                                  1998(a)         1997
                                  --------    ------------
Net asset value, beginning of
 period                           $  31.90      $ 35.60
--------------------------------  --------      -------
Income from investment
 operations:
 Net investment income (loss)        (0.19)       (0.01)
--------------------------------  --------      -------
 Net gains (losses) on
   securities (both realized and
   unrealized)                       10.16        (0.05)
--------------------------------  --------      -------
     Total from investment
       operations                     9.97        (0.06)
--------------------------------  --------      -------
Less distributions:
 Dividends from net investment
   income                               --           --
--------------------------------  --------      -------
 Distributions from net realized
   gains                             (2.61)       (3.64)
--------------------------------  --------      -------
     Total distributions             (2.61)       (3.64)
--------------------------------  --------      -------
Net asset value, end of period    $  39.26      $ 31.90
================================  ========      =======
Total return(b)                      31.72%       (0.08)%
================================  ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                         $212,095      $32,900
================================  ========      =======
Ratio of expenses to average net
 assets(c)                            1.80%        1.84%(f)
================================  ========      =======
Ratio of net investment income
 (loss) to average net assets(e)     (0.54)%      (0.23)%(f)
================================  ========      =======
Portfolio turnover rate                113%         137%
================================  ========      =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.83% (annualized), 1.82%, 1.87%, 1.96% and 1.96% for 1999-1995 for Class B,
    respectively, and 1.82% (annualized), 1.82% and 1.86% (annualized) for 1999-1997, respectively, for Class C.
(d) Ratios are annualized and based on average net assets of $10,713,853,823 and $331,932,344 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.82)% (annualized), (0.56)%, (0.26)%, 0.81% and (0.09)% for 1999-1995, respectively, for Class B, and (0.81)% (annualized), (0.56)% and (0.25)% (annualized) for 1999-1997, respectively, for Class C.
(f)  Annualized.


BOARD OF TRUSTEES                                     OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                      Charles T. Bauer                        11 Greenway Plaza
Chairman                                              Chairman                                Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                               INVESTMENT ADVISOR
Director
ACE Limited;                                          Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                    Gary T. Crum                            Houston, TX 77046
                                                      Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                              Dana R. Sutton
Cortland Trust Inc.                                   Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                                    Robert G. Alley                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                  Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and              Stuart W. Coco
President, Mercantile Bankshares                      Vice President                          State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                           Melville B. Cox                         Boston, MA 02110
Chief Executive Officer                               Vice President
Texana Global, Inc.;                                                                          COUNSEL TO THE FUND
Formerly Member                                       Karen Dunn Kelley
of the U.S. House of Representatives                  Vice President                          Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Carl Frischling                                       Edgar M. Larsen                         1735 Market Street
Partner                                               Vice President                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                      Mary J. Benson                          COUNSEL TO THE TRUSTEES
Robert H. Graham                                      Assistant Vice President and
President and Chief Executive Officer                 Assistant Treasurer                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                                                                   919 Third Avenue
                                                      Sheri Morris                            New York, NY 10022
Prema Mathai-Davis                                    Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,          Assistant Treasurer                     DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,      Renee A. Friedli                        A I M Distributors, Inc.
Metropolitan Transportation Authority of              Assistant Secretary                     11 Greenway Plaza
New York State                                                                                Suite 100
                                                      P. Michelle Grace                       Houston, TX 77046
Lewis F. Pennock                                      Assistant Secretary
Attorney
                                                      Jeffrey H. Kupor
Louis S. Sklar                                        Assistant Secretary
Executive Vice President
Hines Interests                                       Nancy L. Martin
Limited Partnership                                   Assistant Secretary

                                                      Ofelia M. Mayo
                                                      Assistant Secretary

                                                      Lisa A. Moss
                                                      Assistant Secretary

                                                      Kathleen J. Pflueger
                                                      Assistant Secretary

                                                      Samuel D. Sirko
                                                      Assistant Secretary

                                                      Stephen I. Winer
                                                      Assistant Secretary



                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 AIM FUNDS MAKES
                                 INVESTING EASY



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                               -----------------

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                               -----------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS                A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund      leadership in the mutual-fund industry since
AIM Blue Chip Fund                          AIM Asian Growth Fund                     1976 and managed approximately $121 billion
AIM Capital Development Fund                AIM Developing Markets Fund               in assets for more than 6.3 million
AIM Constellation Fund                      AIM Europe Growth Fund                    shareholders, including individual
AIM Dent Demographic Trends Fund            AIM European Development Fund             investors, corporate clients and financial
AIM Large Cap Growth Fund                   AIM International Equity Fund             institutions, as of June 30, 1999.
AIM Mid Cap Equity Fund(A)                  AIM Japan Growth Fund                        The AIM Family of Funds--Registered
AIM Select Growth Fund                      AIM Latin American Growth Fund            Trademark-- is distributed nationwide, and
AIM Small Cap Growth Fund(B)                AIM New Pacific Growth Fund               AIM today is the 10th-largest mutual-fund
AIM Small Cap Opportunities Fund                                                      complex in the United States in assets under
AIM Value Fund                              GLOBAL GROWTH FUNDS                       management, according to Strategic Insight,
AIM Weingarten Fund                         AIM Global Aggressive Growth Fund         an independent mutual-fund monitor.
                                            AIM Global Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                       GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Growth & Income Fund
AIM Advisor Real Estate Fund                AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                     GLOBAL INCOME FUNDS
AIM Charter Fund                            AIM Emerging Markets Debt Fund(D)
                                            AIM Global Government Income Fund
INCOME FUNDS                                AIM Global Income Fund
AIM Floating Rate Fund                      AIM Strategic Income Fund
AIM High Yield Fund
AIM High Yield Fund II                      THEME FUNDS
AIM Income Fund                             AIM Global Consumer Products and Services Fund
AIM Intermediate Government Fund            AIM Global Financial Services Fund
AIM Limited Maturity Treasury Fund          AIM Global Health Care Fund
                                            AIM Global Infrastructure Fund
TAX-FREE INCOME FUNDS                       AIM Global Resources Fund
AIM High Income Municipal Fund              AIM Global Telecommunications and Technology Fund(E)
AIM Municipal Bond Fund                     AIM Global Trends Fund(F)
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


[AIM LOGO APPEARS HERE]         INVEST WITH DISCIPLINE --Registered Trademark--